                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1998, (98-4), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 1998 to July 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 30th day of July, 1998.

                                                  GREEN TREE FINANCIAL CORP.




                                                  BY: /s/Phyllis A. Knight
                                                  ------------------------------
                                                  Phyllis A. Knight
                                                  Senior Vice President and
                                                  Treasurer

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.68%, 6.00%,
                       5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                              TRUST ACCOUNT #3336599-0
                              REMITTANCE DATE 8/03/98


                                                                                       Total $            Per $1,000
                                                                                        Amount             Original
                                                                                    --------------        ------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                               6,452,353.54
                                                                                    --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                    --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                  6,452,353.54
                                                                                    --------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                    --------------

A.   Interest
     (2)  Aggregate  interest
        a. Class A-1 Remittance Rate (5.68%)                                                5.6800%
                                                                                    --------------

        b. Class A-1 Interest                                                            89,976.27          4.20449860
                                                                                    --------------        ------------

        c. Class A-2 Remittance Rate (6.00%)                                                  6.00%
                                                                                    --------------
        d. Class A-2 Interest                                                           130,000.00          5.00000000
                                                                                    --------------        ------------

        e. Class A-3 Remittance Rate (5.98%)                                                  5.98%
                                                                                    --------------
        f. Class A-3 Interest                                                           308,966.67          4.98333339
                                                                                    --------------        ------------

        g. Class A-4 Remittance Rate (6.09%)                                                  6.09%
                                                                                    --------------
        h. Class A-4 Interest                                                           137,025.00          5.07500000
                                                                                    --------------        ------------

        i. Class A-5 Remittance Rate (6.18%)                                                  6.18%
                                                                                    --------------
        j. Class A-5 Interest                                                           558,260.00          5.15000000
                                                                                    --------------        ------------

        k. Class A-6 Remittance Rate 6.53%, (unless
            the Weighted Average Contract Rate is
            less than 6.53%)                                                                  6.53%
                                                                                    --------------
        l. Class A-6 Interest                                                           395,609.17          5.44166671
                                                                                    --------------        ------------

        m. Class A-7 Remittance Rate 6.87%, (unless
            the Weighted Average Contract Rate is
            less than 6.87%)                                                                  6.87%
                                                                                    --------------
        n. Class A-7 Interest                                                           601,125.00          5.72500000
                                                                                    --------------        ------------

     (3)  Amount applied to:
        a. Unpaid Class A Interest Shortfall                                                  0.00                0
                                                                                    --------------        ------------

     (4)  Remaining:
        a. Unpaid Class A Interest Shortfall                                                  0.00                0
                                                                                    --------------        ------------

B.   Principal
     (5)  Formula Principal Distribution Amount                                       2,878,680.75              N/A
                                                                                    --------------        ------------
        a. Scheduled Principal                                                          454,818.03              N/A
                                                                                    --------------        ------------
        b. Principal Prepayments                                                      2,592,075.02              N/A
                                                                                    --------------        ------------
        c. Liquidated Contracts                                                               0.00              N/A
                                                                                    --------------        ------------
        d. Repurchases                                                                        0.00              N/A
                                                                                    --------------        ------------
        e. Current Month Advanced Principal                                           1,093,484.02              N/A
                                                                                    --------------        ------------
        f. Prior Month Advanced Principal                                            (1,261,696.32)             N/A
                                                                                    --------------        ------------

     (6) Pool Scheduled Principal Balance                                           494,095,777.67
                                                                                    --------------

    (6b) Adjusted Pool Principal Balance                                            493,002,293.65        986.00458730
                                                                                    --------------        ------------
    (6c) Pool Factor                                                                    0.98600459
                                                                                    --------------


         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.68%, 6.00%,
                       5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 2

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                              TRUST ACCOUNT #3336599-0
                              REMITTANCE DATE 8/03/98


    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                          0.00
                                                                ----------------

    (8) Class A Percentage for such Remittance Date                       91.43%
                                                                ----------------

    (9) Class A Percentage for the following Remittance Date              91.38%
                                                                ----------------

    (10)  Class A  Principal Distribution:
        a. Class A-1                                                2,878,680.75     134.51779206
                                                                ----------------    -------------
        b. Class A-2                                                        0.00       0.00000000
                                                                ----------------    -------------
        c. Class A-3                                                        0.00       0.00000000
                                                                ----------------    -------------
        d. Class A-4                                                        0.00       0.00000000
                                                                ----------------    -------------
        e. Class A-5                                                        0.00       0.00000000
                                                                ----------------    -------------
        g. Class A-6                                                        0.00       0.00000000
                                                                ----------------    -------------
        h. Class A-7                                                        0.00       0.00000000
                                                                ----------------    -------------

    (11)  Class A-1 Principal Balance                              14,402,293.65     673.00437617
                                                                ----------------    -------------
   (11a)  Class A-1 Pool Factor                                       0.67300438
                                                                ----------------

    (12)  Class A-2 Principal Balance                              26,000,000.00     1000.0000000
                                                                ----------------    -------------
   (12a)  Class A-2 Pool Factor                                       1.00000000
                                                                ----------------

    (13)  Class A-3 Principal Balance                              62,000,000.00     1000.0000000
                                                                ----------------    -------------
   (13a)  Class A-3 Pool Factor                                       1.00000000
                                                                ----------------

    (14)  Class A-4 Principal Balance                              27,000,000.00     1000.0000000
                                                                ----------------    -------------
   (14a)  Class A-4 Pool Factor                                       1.00000000
                                                                ----------------

    (15)  Class A-5 Principal Balance                             108,400,000.00     1000.0000000
                                                                ----------------    -------------
   (15a)  Class A-5 Pool Factor                                       1.00000000
                                                                ----------------

    (16)  Class A-6 Principal Balance                              72,700,000.00     1000.0000000
                                                                ----------------    -------------
   (16a)  Class A-6 Pool Factor                                       1.00000000
                                                                ----------------

    (17)  Class A-7 Principal Balance                             105,000,000.00     1000.0000000
                                                                ----------------    -------------
   (17a)  Class A-7 Pool Factor                                       1.00000000
                                                                ----------------

    (17)  Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date                     0.00
                                                                ----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

        (18)  31-59 days                                              425,207.33               11
                                                                ----------------    -------------

        (19)  60 days or more                                          41,968.93                2
                                                                ----------------    -------------

        (20)  Current Month Repossessions                                   0.00                0
                                                                ----------------    -------------

        (21)  Repossession Inventory                                        0.00                0
                                                                ----------------    -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.68%, 6.00%,
                       5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 3

                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                              TRUST ACCOUNT #3336599-0
                              REMITTANCE DATE 8/03/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

(22)  Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date                    0.01%
                                                                                  -----------

        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 4.0%)                                                          N/A %
                                                                                  -----------

(23)  Average Thirty - Day Delinquency Ratio  Test

        (a) Thirty - Day Delinquency Ratio for current Remittance Date                   0.09%
                                                                                  -----------

        (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 6.0%)                                                          N/A %
                                                                                  -----------

(24)  Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from June 1, 2002 to May 31, 2003,
            6.5% from June 1, 2003 to May 31, 2004; 8.5%  from                           0.00%
            June 1, 2004 to May 31, 2005 and 9.5% thereafter)                     -----------

(25)  Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date                          0.00
                                                                                  -----------

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
            Remittance and for current Remittance Date;
            may not exceed 2.5%)                                                         0.00%
                                                                                  -----------

(26)  Class M-1 Principal Balance Test

        (a) The sum of Class M-1 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
            Date
            is greater than 23.25%                                                      15.63%
                                                                                  -----------

(27)  Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date is greater than
            $10,000,000.00                                                               0.00
                                                                                  -----------

        (b) Class B Principal Balance (before distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 12.75%.          8.57%
                                                                                  -----------


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 4
                                                 CUSIP NO. #393505-F64, F72, F80
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 8/03/98

                                                                        Total $       Per $1,000
                                                                        Amount         Original
                                                                    -------------    -------------
CLASS M-1 CERTIFICATES
--------------------------------------
(28) Amount available( including Monthly Servicing Fee)              1,352,710.68
                                                                    -------------
A.   Interest
     (29)  Aggregate  interest

        (a) Class M-1 Remittance Rate 6.83%, unless the
        Weighted Average Contract Rate is less than 6.83%)                  6.83%
                                                                    -------------

        (b) Class M-1 Interest                                         199,208.33       5.69166657
                                                                    -------------    -------------

        (c) Interest on Class M-1 Adjusted Principal Balance                 0.00
                                                                    -------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount            0.00
                                                                    -------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount             0.00
                                                                    -------------

     (32)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                              0.00                0
                                                                    -------------    -------------

     (33)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                              0.00                0
                                                                    -------------    -------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                            0.00              N/A
                                                                    -------------    -------------
         a. Scheduled Principal                                              0.00              N/A
                                                                    -------------    -------------
         b. Principal Prepayments                                            0.00              N/A
                                                                    -------------    -------------
         c. Liquidated Contracts                                             0.00              N/A
                                                                    -------------    -------------
         d. Repurchases                                                      0.00              N/A
                                                                    -------------    -------------

     (35)  Class M-1 Principal Balance                              35,000,000.00    1000.00000000
                                                                    -------------    -------------
    (35a)  Class M-1 Pool Factor                                       1.00000000
                                                                    -------------

     (36)  Class M-1 Percentage for such Remittance Date                     0.00%
                                                                    -------------

     (37)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                              0.00       0.00000000
                                                                    -------------    -------------
         b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                       0.00
                                                                    -------------

     (38)  Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                     0.00
                                                                    -------------

     (39)  Class M-1 Percentage for the following Remittance Date            0.00
                                                                    -------------

     (40)  Class M-1 Liquidation Loss Interest
        (a) Class M-1 Liquidation Loss Amount                                0.00
                                                                    -------------

        (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                              0.00
                                                                    -------------

        (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                               0.00
                                                                    -------------

        (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                       0.00
                                                                    -------------

        (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                          0.00
                                                                    -------------


     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98

                                                 CUSIP NO. #393505-F64, F72, F80
                                                         REMITTANCE DATE 8/03/98


CLASS BI CERTIFICATES
--------------------------------------
                                                                      Total $         Per $1,000
                                                                      Amount           Original
                                                                   -------------     -------------
        (1) Amount Available less the Class A
              Distribution Amount and Class M-1 Distribution
              Amount (including Monthly Servicing Fee)              1,153,502.35
                                                                   -------------

        (2) Class B-1 Adjusted Principal Balance                            0.00
                                                                   -------------

        (3) Class B-1 Remittance Rate (7.26%
              unless Weighted Average Contract Rate
              is below 7.26%)                                               7.26%
                                                                   -------------

        (4) Interest on Class B-1 Adjusted Principal Balance                0.00
                                                                   -------------

        (3) Aggregate Class B1 Interest                               136,125.00        6.05000000
                                                                   -------------     -------------

        (4) Amount applied to Unpaid
             Class B1 Interest Shortfall                                    0.00              0.00
                                                                   -------------     -------------

        (5) Remaining Unpaid Class B1
             Interest Shortfall                                             0.00              0.00
                                                                   -------------     -------------

        (6) Amount applied to Class B-1
             Interest Deficiency Amount                                     0.00
                                                                   -------------

        (7) Remaining Unpaid Class B-1
             Interest Deficiency Amount                                     0.00
                                                                   -------------

        (8) Unpaid Class B-1 Principal Shortfall
              (if any) following prior Remittance Date                      0.00
                                                                   -------------

        (8a) Class B Percentage for such Remittance Date                    0.00
                                                                   -------------

        (9)  Current Principal (Class B Percentage of Formula
               Principal Distribution Amount)                               0.00        0.00000000
                                                                   -------------     -------------

        (10a) Class B1 Principal Shortfall                                  0.00
                                                                   -------------

        (10b) Unpaid Class B1 Principal Shortfall                           0.00
                                                                   -------------

        (11) Class B Principal Balance                             42,500,000.00
                                                                   -------------

        (12) Class B1 Principal Balance                            22,500,000.00
                                                                   -------------
        (12a) Class B1 Pool Factor                                    1.00000000
                                                                   -------------

        (13) Class B-1 Liquidation Loss Interest
              (a) Class B-1 Liquidation Loss Amount                         0.00
                                                                   -------------

              (b) Amount Applied to Class B-1 Liquidation Loss
                    Interest Amount                                         0.00
                                                                   -------------

              (c) Remaining Class B-1 Liquidation Loss Interest
                    Amount                                                  0.00
                                                                   -------------

              (d) Amount applied to Unpaid Class B-1 Liquidation
                    Loss Interest Shortfall                                 0.00
                                                                   -------------

              (e) Remaining Unpaid Class B-1 Liquidation Loss
                    Interest Shortfall                                      0.00
                                                                   -------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 2

                                                 CUSIP NO. #393505-F64, F72, F80
                                                         REMITTANCE DATE 8/03/98


                                                                                   Total $            Per $1,000
CLASS B2 CERTIFICATES                                                               Amount             Original
--------------------------------------                                          -------------        -----------
        (14) Remaining Amount Available                                          1,017,377.35
                                                                                -------------

        (15) Class B-2 Remittance Rate ( 8.11%
                 unless Weighted Average Contract
                 Rate is less than 8.11%)                                                8.11%
                                                                                -------------

        (16) Aggregate Class B2 Interest                                           135,166.67         6.75833350
                                                                                -------------        -----------

        (17)  Amount applied to Unpaid
               Class B2 Interest Shortfall                                               0.00               0.00
                                                                                -------------        -----------

        (18) Remaining Unpaid Class B2
                Interest Shortfall                                                       0.00               0.00
                                                                                -------------        -----------

        (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                   0.00
                                                                                -------------

        (20) Class B2 Principal Liquidation Loss Amount                                  0.00
                                                                                -------------

        (21) Class B2 Principal (zero until class B1
             paid down: thereafter, Class B Percentage
             of formula Principal Distribution Amount)                                   0.00         0.00000000
                                                                                -------------        -----------

        (22) Guarantee Payment                                                           0.00
                                                                                -------------

        (23) Class B2 Principal Balance                                         20,000,000.00
                                                                                -------------
        (23a) Class B2 Pool Factor                                                 1.00000000
                                                                                -------------

        (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
             Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
             Amount, Class M-1 Distribution Amount,
             Class B-1 Distribution Amount and Class B-2  Distribution
             Amount, if the Company or Green Tree Financial Servicing Corp.        207,142.78
             is the Servicer)                                                   -------------

        (25) Class B-3I Guarantee Fee                                              675,067.90
                                                                                -------------

        (26) Class B-3I Distribution Amount                                              0.00
                                                                                -------------

        (27) Class B-3I Formula Distribution Amount (all Excess
                 Interest plus Unpaid Class B-3I Shortfall)                              0.00
                                                                                -------------

        (28) Class B-3I Distribution Amount (remaining Amount Available)                 0.00
                                                                                -------------

        (29) Class B-3I Shortfall (26-27)                                                0.00
                                                                                -------------

        (30) Unpaid Class B-3I Shortfall                                                 0.00
                                                                                -------------

        (31) Class M-1 Interest Deficiency on such Remittance Date                       0.00
                                                                                -------------

        (32) Class B-1 Interest Deficiency on such Remittance Date                       0.00
                                                                                -------------

        (33) Repossessed Contracts                                                       0.00
                                                                                -------------
        (34) Repossessed Contracts Remaining in Inventory                                0.00
                                                                                -------------

        (35) Weighted Average Contract Rate                                           9.54574
                                                                                -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.